UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund
Poplar Forest Outliers Fund
Poplar Forest Cornerstone Fund
Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2017

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TABLE OF CONTENTS

Performance	1
Sector Allocation of Portfolio Assets	15
Expense Example	17
Schedules of Investments	19
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	41
Notice to Shareholders	55
Approval of Investment Advisory Agreements	56
Privacy Notice	63

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Performance for each of the classes for the periods as of March 31, 2017 is as follows:

Average Annual Total Returns as of March 31, 2017

					Since
					Inception
Partners Fund	6 Months*	1 Year	3 Years	5 Years	12/31/09
Institutional Class Shares	10.74%	23.50%	7.74%	14.28%	13.17%
Class A Shares; With Load	5.08%	17.06%	5.64%	12.82%	12.09%
Class A Shares; No Load	10.60%	23.21%	7.47%	13.99%	12.89%
S&P 500® Index	10.12%	17.17%	10.37%	13.30%	13.29%
Russell 1000® Value Index	10.16%	19.22%	8.67%	13.13%	12.76%

Cornerstone Fund					12/31/14
Institutional Class Shares	6.90%	16.03%	—	—	6.45%
Class A Shares; With Load	1.45%	9.97%	—	—	3.78%
Class A Shares; No Load	6.80%	15.74%	—	—	6.19%
S&P 500® Index	10.12%	17.17%	—	—	8.61%
Bloomberg Barclays
US Aggregate Bond Index	-2.18%	0.44%	—	—	1.79%
60/40 Blended Index**	5.09%	10.26%	—	—	6.02%
Consumer Price Index +3%	2.48%	5.45%	—	—	4.73%

Outliers Fund					12/31/11
Institutional Class Shares	6.23%	11.46%	2.45%	10.39%	13.33%
Russell Midcap® Index	8.52%	17.03%	8.48%	13.09%	15.07%

*	Returns for periods less than one year are not annualized.
**	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays US Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

The Partners Fund expense ratio is 1.25% net and 1.29% gross for the Class A shares and 1.00% net and 1.04% gross for the Institutional Class shares. The Cornerstone Fund expense ratio is 1.16% net and 2.30% gross for the Class A shares and 0.91% net and 1.98% gross for the Institutional Class shares. The Outliers Fund expense ratio is 1.13% net and 4.23% gross for Institutional Class shares. The net expense ratio is applicable to investors. The Adviser has contractually agreed to the fee waiver through at least April 6, 2018.

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The Outliers Fund Institutional Class performance shown prior to December 31, 2014 is that of the Poplar Forest Outliers Fund, L.P. (the “Predecessor Partnership”) and includes expenses of the Predecessor Partnership.  Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Predecessor Partnership converted into the Institutional Class of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The performance returns of the Predecessor Partnership are unaudited and are calculated by Poplar Forest Capital, LLC (“Poplar Forest” or the “Adviser”), the Fund’s investment adviser, on a total return basis.  The Predecessor Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund, which, if applicable, may have adversely affected its performance.

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Dear Partner,

After being down three goals, my youngest daughter’s water polo team – the Polytechnic Panthers – had battled back to tie the game. Now, with two seconds on the clock, the ball was in the hands of Poly’s star player. She launched a rocket, but it bounced off the right post, sending the game into overtime. Both teams were tired, but the Poly girls’ conditioning ultimately paid off in a victory. The win capped an incredible turn-around: the team had entered the season the lowest ranked of the division’s 33 teams; now they were headed to the Championship Game!

For seven years, I’d watched my two daughters play water polo. I knew virtually nothing about the sport before Caroline, a competitive swimmer since the age of four, took it up as a high school freshman. Three years later, her younger sister Lucy began playing, too. For seven thrilling seasons, I’d been a proud dad at the side of the pool watching my girls give their all for the team. They didn’t always win, but they always did their best – what more can a father ask?  After spending 17 years (a third of my life) as an ardent coach/fan of my kids’ soccer, football, volleyball, tennis, swimming, baseball, softball, cross country and lacrosse teams’ competitions, I was headed to a final game.

The championship started in a familiar way: once again, our girls found themselves down by three as the first quarter neared its end. But they didn’t give up, and stuck with their game plan, increasing the defensive pressure. When the rival team swarmed Poly’s best shooter, the Panthers passed the ball to an undefended teammate who was free to shoot. The game was soon tied. As you have probably guessed by now, the Poly Panthers prevailed to win the Division 5 Title!

In a couple short months, Lucy will not only be a CIF water polo champ, she’ll also be a high school graduate starting the transition to college, leaving me an empty nester. Transitions sometimes prompt discomfort, but change can also bring opportunity.

Recent Fund Results – Behind After the First Quarter

Although the Funds performed well over the past six months of the fiscal year (October 1, 2016 – March 31, 2017), the start of 2017 was as frustrating for Poplar Forest as were the first periods of Lucy’s final water polo games. The Funds didn’t lose money, but they lagged behind the S&P 500® Index (“S&P 500®”), which was up over 6% for the three months ended March 31, 2017. In some instances, this is simply a case of stocks that were strong in the post-election rally giving back some of their gains, but in a handful of cases we hit a bump in the road on turnarounds that had appeared to be on track. We continue to have high conviction in most of these investments and, like the Poly Panthers, we believe that sticking to our game plan – focusing on the normalized results of the companies in which we invest – will deliver market-beating, long term results for our Funds.

As I’ve discussed in the past, I wish I knew how to generate great results each and every quarter, but that’s not how investing works. In order to generate above average long term results, one needs to hold a different than average portfolio. In the short-

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term, intrinsic value can matter far less than changing sentiment. As sentiment swings, formerly in-favor stocks become unpopular. Those who have followed us for years have noted that, historically, periods of weak results have been followed by strong periods as the market ultimately recognizes the formerly underappreciated value of the stocks that we, as contrarian investors, own. As recently as this time last year, our Funds were down in absolute terms and well behind their respective benchmarks. We stuck with our game plan and the year turned out to be a very good one. I don’t know if our 2017 results will follow the same pattern as they did in 2016, but with a long-term view, we see tremendous value in the investments we own today.

For many investors, the current investment environment feels challenging. The new administration in Washington is charting a very different path than that pursued by the Obama team. For much of the preceding eight years, the U.S. Federal Reserve Board (“Federal Reserve”) was the focus of investor attention. Now it’s the White House and President Trump’s Twitter feed. For eight years, it seemed as if the ever present question was: “Risk On or Risk Off?” Now we seem to have transitioned to an environment of “Trump On or Trump Off?” The rules of the game seem to have changed and investors aren’t quite sure what to make of it.

The cacophony of voices of criticism and support on Capitol Hill competes with talking heads and pundits on TV, all trying to predict what can and can’t get through Congress. It seems as if everyone has an opinion and they all think they’re right. In times like this, it is easy to get sucked into speculating on the future, but I don’t think anyone can correctly predict how this will all play out. Insiders don’t know any better than the rest of us; just ask Paul Ryan. Given the difficulty of getting healthcare reform through a Republican-controlled Congress, how can we possibly feel good about making a call on the other big issues of the day? While it’s likely that tax rates will decline, it’s too early to confidently know how low they will go or what form they might take. And while the need for infrastructure spending seems obvious, it is unclear how much of President Trump’s proposed $1 trillion plan will actually get funded just as there’s no telling when any such projects might begin. If it were up to me, I’d save infrastructure spending for a recessionary rainy day, but of course, it’s not up to me.

Transition periods are rife with uncertainty, and the one we are currently living through seems particularly uncertain. But as I remind myself, life is always uncertain. In the same way Poplar Forest didn’t let Central Bank speculation drive the investments we made over the last eight years, we aren’t going to let guesses about what Congress will or won’t pass or repeal drive our process today. We readily acknowledge the big questions of the day, but we remain focused on a bottom-up investment process that tries to identify companies about whom investors have unduly low expectations – stocks that we believe can produce market-beating, long-term results regardless of speculators’ reactions to today’s goings on in Washington (or President Trump’s latest 140-character tweet).

As my youngest readies for her first year as an undergraduate, I can’t help but reflect on one of the most important events in my development as an investor. When I was at the University of Virginia, the final class for finance majors taught us to develop

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statistical models to predict economic growth. We were then told how to translate that outlook into expected growth for an industry of our choice. Finally, with that backdrop, we were asked to predict the fortunes of an individual company. In many ways, this class was practice for the approach many investors use in selecting stocks for their portfolios. It was a group project and our team got an A; we had done it exactly right, according to the professor. Based on all the available evidence, we demonstrated that the future was bright for Digital Equipment Corporation (a computer company often referred to as “DEC”.)

Despite the good grade, however, it turns out we were completely wrong – the company for whom we’d projected rapid growth was soon in decline. Work that earned an A in the classroom earned an F in the stock market. I hate to be wrong and I detest losing money, and this final collegiate project really got my attention. In addition to delivering a healthy dose of humility, it taught me that top-down forecasting and investing in businesses perceived to have rosy futures could be hazardous to my financial health. I was determined to find a better way.

I found my answer in value investing and the writings of Graham & Dodd and Warren Buffett. Though they weren’t doing it the way I had been taught in school, their approach made intuitive sense to me. They turned the problem on its head by focusing on value over macroeconomics. In essence, when a company deemed to be troubled becomes less troubled, its stock price often experiences a large gain. Conversely, when a great company becomes merely good, its owners often suffer a terrible decline. My work on DEC was a stark demonstration of this principle.

In 1991, when I started at the Capital Group, I was assigned research coverage of the energy industry. In thinking about this task, I identified oil prices as the key variable in assessing the worth of these companies. Much of the investment research I read on these companies included a healthy dose of oil price forecasting, just as it does today. As I contemplated the problem, I concluded that I had no special ability to correctly discern hydrocarbon prices with any degree of precision. I felt comfortable that prices were unlikely to sustainably fall below $15 or exceed $25 a barrel given the economics of the business, but within that range, it wasn’t clear to me that $18 made any more or less sense than $20. That $2 difference doesn’t sound like much, but it had a big impact in determining which stocks looked attractive. I decided to focus on trying to identify investments that didn’t need a precise price projection to be profitable.

The energy business has changed a lot since 1991. Extraction and operating costs have gone up dramatically since then and these higher costs suggest that, in the current environment, a realistic price range for oil is $45 to $75 per barrel, in my opinion. When oil prices got towards the low end of that range, we started seeing an increased number of opportunities in energy stocks. When oil got to $30, many investors threw in the towel and we excitedly bought more at what we thought were bargain prices. A big reason for our great results last year was oil prices returning to a reasonably normal range based on long-term economics. Now that prices are back in an economically justified range, our focus has turned to ensuring that our investments have company-specific factors that can drive their future results.

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The Poplar Forest Game Plan – Avoid Unanswerable Questions

Having experiences with DEC and energy stocks early in my investing career convinced me it was necessary to distinguish between important questions that are knowable and those that can’t be answered with confidence. Take corporate tax rates, for example. I am fairly confident that tax rates aren’t going up in the next few years. Furthermore, I think there is a better than 50% chance rates will go down – but to what level? What form they will take? Will taxes be border adjusted? I don’t know, but I do know that if we get material tax reform, some companies will be big winners. How then does one invest when the answers to key questions like this are unknowable?

I like to start with valuation multiples. For me, the valuation of a stock suggests the consensus opinion of investors about an individual company’s prospects. While I find the ratio of a company’s price to its sales or book value to be even more informative, for the sake of simplicity, I’ll use the price/earnings (“P/E”) ratio (stock price divided by earnings per share) for this discussion as it is probably the valuation metric used most widely by investors. In simplest terms, a below average P/E ratio suggests that investors expect the company in question to either grow earnings at a below average rate or to have higher than average risk. A higher than average ratio implies just the opposite.

Instead of spending time trying to answer unanswerable questions, I look for situations where the consensus opinion, as expressed in a stock’s valuation multiples, seems to imply that we might be able to make money without having to correctly forecast some macroeconomic variable. For example, let’s take President Trump’s $1 trillion infrastructure plan. As I discussed in my year-end letter, I worry that the country simply doesn’t have the resources to do all that the President wants to do. That said, the country has real infrastructure needs and it would be easy to put a lot of money to work, if the money were available. Furthermore, improved infrastructure would likely improve the job market and the nation’s productivity. We are near a generational low in productivity largely stemming from weak capital investment. While we have the need, and while the potential returns likely justify the investment, we simply may not have the money to spend. Will a massive infrastructure bill get through Congress and onto the President’s desk? If it does, on what will the money be spent? Honestly, I don’t know.

What I do know is that the shares of AECOM Technology Corp. (“AECOM”) are trading at roughly 12x earnings at a time when the average stock in the S&P 500® is being valued at 17-18x. AECOM is an engineering, design and construction company that would likely be a big beneficiary if we build lots of new roads, bridges, water systems and airports. The market is saying that AECOM has well below average prospects relative to the average company in the S&P 500®. I find this curious. Effectively, the current valuation of AECOM suggests there will not be a big new infrastructure program in the U.S. What makes this particularly notable, is a comparison of AECOM’s valuation to other, better-known companies that would be expected to be beneficiaries of a big U.S. infrastructure program. As you can see

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below, many of these companies have above average P/E ratios suggesting investor optimism about the future. Disconnects like this make me very excited!

		Consensus	Price/	Market
	Price	2017	Earnings	Value
	3/31/17	EPS	Ratio*	($billion)
Caterpillar (CAT)	$92.76	$3.08	30.1x	$54.7
Deere (DE)	$108.86	$4.81	22.6x	$35.0

Vulcan Materials (VMC)	$120.48	$4.01	30.0x	$16.1
Martin Marietta (MLM)	$218.25	$8.20	26.6x	$13.8

AECOM (ACM)	$35.59	$2.93	12.1x	$5.5

We were invested in AECOM well before the election as we were attracted to the company’s potential to improve its margins through cost cutting and by the free cash flow that was being directed at debt reduction. We were enthused about AECOM regardless of who was elected last November, but now the odds feel even more firmly in our favor. Investors appear to be pricing AECOM shares as if there will be no big infrastructure bill. If nothing comes to pass, then we feel we would have less risk given the current 12x forward P/E ratio, but if a big spending bill makes it through Congress, as is suggested by the 23-30x multiples on the other companies listed above, we may be handsomely rewarded.

In situations like this, I try to determine why we seem to be seeing something other investors aren’t. Why are we getting such a seemingly compelling opportunity? First, AECOM isn’t well known – and its name does not provide a clue as to the company’s line of work. Second, it isn’t a big company – the market value is just $5 billion. As a result, it’s an easy company for most fund managers to ignore. The stock hasn’t been selected for inclusion in the S&P 500®, despite it being larger than several other companies on the list. In an environment increasingly dominated by large, often passive funds, it is easy for a company like AECOM to slip through the cracks. Given our size and structure, a situation like this is ideal for Poplar Forest.  We own the stock in all three of our mutual funds, though the lack of a dividend has led us to a smaller position in the more conservative Cornerstone Fund. Searching for overlooked opportunities like AECOM is something I particularly enjoy; it’s why I love going to work every day.

In Closing – We See Opportunity

In mid-March, I attended a conference for the U.S.’s top 200 financial advisors. It was an impressive group and it attracted several well-known investors. These brave men and women were not afraid of the unanswerable questions – they claimed to have the answers! Interestingly, their presentations suggested a wide range of outcomes for stocks. One economist demonstrated that stocks were priced at a 65% discount to fair value; others predicted increasing volatility and low returns. All the presenters were experienced and spoke with conviction. With so many smart people making such widely divergent forecasts, it was hard to know what to think. I’m glad

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that you don’t count on us for general market forecasts. I may have opinions, but most of the time I think the broad market is within 5-10% of fair value.

In my experience, two things kill a bull market: excessive optimism and/or a flattening of the yield curve engineered by the Federal Reserve. From my vantage point, I continue to see evidence of skepticism on the part of investors, despite the recent new high in the S&P 500®. The yield curve is still upward sloping, though a little less so than it was last month.

Trying to determine where the market is going in the short term doesn’t seem like a good use of our time. At Poplar Forest, we acknowledge that markets have generally moved higher over the long run, but it’s never a straight line. There have been corrections along the way and we assume there will be more in the future, but trying to predict when they will occur seems like a fool’s errand. I’ll stick to what I’ve done for more than 20 years: working from the bottom-up to find opportunities that we believe will be rewarding over a multi-year investment horizon.

In much the way my daughter’s water polo coach was confident his team would pull out a victory despite starting off behind, I feel great about the prospects for the companies in our portfolios. Yes, the year has started out on a less-than-robust note, but our assessment of fair values suggests considerable upside potential for the companies in our portfolio on both an absolute and relative basis. At Poplar Forest, we tend to go shopping in the parts of the market where stocks appear to be on sale, and that sometimes means our results lag as we make new investments. In 2011-12, we saw lots of bargains in financial service companies. In 2014-15, energy and materials stocks were on sale. In both cases, our willingness to buy what others were discarding proved rewarding.

I don’t know how long this current period of weakness will continue, but we love what we own and we continue to find what we believe are attractive new investment opportunities. Everyone on the experienced Poplar Forest research team has invested his or her own money in our funds, and we look forward to hopefully reporting better results as we move through the remaining quarters of the year.

Thank you for your continued confidence in Poplar Forest,

J. Dale Harvey
April 1, 2017

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

The Partners Fund Institutional Class shares produced a 10.74% return, while the Class A shares (no load) produced a 10.60% return for the six month fiscal period ended March 31, 2017.  Both classes beat the S&P 500®’s 10.12% return and the Russell 1000® Value Index (“Russell 1000®”) 10.16% gain in the six month fiscal period ended March 31, 2017. The recent period saw a runup post-election, and then a slight unwinding of the “Trump trade” which impacted many of our energy, industrial and financial service investments. Results for the last twelve months were still quite strong on an absolute basis with a 23.50% (Institutional Class shares) and a 23.21% (Class A shares) total return as compared to 19.22% for the Russell 1000® and 17.17% for the S&P 500®.

For the six month fiscal period ended March 31, 2017, the Fund mainly benefitted from investments in financial services with our best stocks being Bank of America Corp. (+52%, financial services), MSC Industrial Direct (+41%, industrial), Lincoln National Corp. (+41%, financial services), Citigroup Inc. (+27%, financial services), and MetLife Inc. (+21%, financial services). The stocks that were most detrimental to our results were Signet Jewelers Ltd. (-15%, consumer), Antero Resources Corp. (-15%, energy), Ralph Lauren Corp. (-18%, consumer), Dun & Bradstreet Corp. (-20%, industrial), and Avon Products Inc. (-22%, consumer).

During the last six months, we initiated a new investment in Signet Jewelers (“Signet”), the leading jewelry retailer in the country. Shares of Signet, like those of many retail-oriented companies, declined in recent periods as investors grew worried about weak consumer spending. An unusually slow pace of tax refunds and shifting of some holiday dates on the calendar have been challenging for many retailers. Worries that Amazon will slowly drive traditional retailers out of business don’t help.

The industry is going through a tough time right now, and we recently learned that as many jewelry stores closed in 2016 as in 2009. But jewelry is something consumers seem to want to see, touch, and hold in their hands before they buy, and Signet seems positioned to take share of this fragmented market. There is room for cost reduction and elimination of risk via divestment of their credit operation. Our estimate is for revenue growth of just 3% for the next few years, but with cost cutting and deployment of free cash flow, earnings per share should grow roughly in line with the market. What makes the stock so compelling is the valuation: its trading a P/E ratio of less than 10x. In our opinion, the outlook for earnings growth seems to be in line with the average company in the S&P 500®, yet the stock trades at a 40% discount. Attention shoppers, Signet’s on sale! We used the recent weakness as an opportunity to add to our holdings, and we now have a full position in the stock.

In addition to building up our Signet stake, we’ve continued to find new investments that we believe offer returns that exceed our three-year return expectation. We made new investments in Abbott Laboratories, AmerisourceBergen Corp., Ally Financial Inc., and Weatherford International, while eliminating investments in Allstate Corp.,

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Halliburton Co., Intersil Corp., and J.P. Morgan Chase & Co. In addition, our investment in St. Jude Medical Inc. was converted into shares of Abbott Laboratories once the merger of the two companies was completed. As a result of these changes, the Fund ended the fiscal period with 30 investments and roughly 2% cash.

CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

The Cornerstone Fund Institutional Class shares produced a 6.90% return, while the Class A shares (no load) produced a 6.80% return. Both classes beat the 5.09% Blended Index return, consisting of 60% Bloomberg Barclays US Aggregate Bond Index (-2.18%) and 40% S&P 500® Index (10.12%), and the 2.48% Consumer Price Index +3% return during the fiscal period ended March 31, 2017. For the trailing twelve months ended March 31, 2017, the Fund generated a total return of 16.03% (Institutional Class shares) and 15.74% (Class A shares) as compared to the Blended Index’s 10.26% return, the Consumer Price +3% Index’s 5.45% return, the Bloomberg Barclays US Aggregate Bond Index 0.44% return and the S&P 500® 17.17% return.

For the six month fiscal period ended March 31, 2017, the Fund mainly benefitted from investments in the financial services sector with our best stocks being SVB Financial Group (+68%, financial services), Bank of America Corp. (+52%, financial services), MSC Industrial Direct (+41%, industrial), Lincoln National Corp. (+41%, financial services) and Citigroup Inc. (+27%, financial services). The stocks that were most detrimental to our results were Dun & Bradstreet Corp. (-20%, industrial), Ralph Lauren Corp. (-18%, consumer), Antero Resources (-15%, energy), Signet Jewelers Ltd. (-15%, consumer) and Mattel Inc. (-13%, consumer).

We’ve continued to find new investments that we believe offer returns that exceed our three-year return expectation. We made new investments in Ally Financial Inc., Plains GP Holdings and Signet Jewelers Ltd., while eliminating Emerson Electric Co., Invesco Ltd., Johnson & Johnson, J.P. Morgan Chase & Co. and Proctor and Gamble Co. In addition, our investment in St. Jude Medical Inc. was converted into shares of Abbott Laboratories once the merger of the two companies was completed. As a result of these changes, the Fund ended the fiscal period with 34 equity investments.

While the overlap between the equities owned in the Cornerstone and Partners Funds is quite high, the Cornerstone Fund remains far more defensive with roughly 10% in cash and equivalents and 25% in fixed income investments. Over time, we would expect the Fund to hold between 25% and 50% in bonds, and our current exposure is driven by concerns that interest rates could increase materially in coming periods. When interest rates rise, the value of bonds generally falls.

In the Cornerstone Fund we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for 65% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund.

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Furthermore, our fixed income investments offer a far different profile than what would commonly be found in a balanced fund. Roughly 25% of our fixed income portfolio is invested in Treasury Inflation-Protected Securities (TIPS) bonds. The income produced by TIPs increases in periods when inflation rises. We also own a Treasury bond whose income is indexed to short-term interest rates and this security should also protect purchasing power if interest rates rise as we expect.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

POPLAR FOREST OUTLIERS FUND

Portfolio Managers: Stephen Burlingame and J. Dale Harvey

During the six month fiscal period ended March 31, 2017, the Fund’s Institutional Class shares generated a return of 6.23% which lagged the Russell Midcap® Index return of 8.52%.  Our goal is not to outperform every period or even every year but rather to generate market-beating, annualized returns over a full market cycle. Since inception on December 31, 2011, the Fund has generated an annualized return of 13.33% which compares to a 15.07% return for the Russell Midcap® Index.

Relative to the Russell Midcap® Index, the Fund’s underperformance this period was driven by sector allocation. Investments in the information technology and financials sectors contributed the most to the Fund’s relative returns, whereas investments in the consumer and healthcare sectors detracted the most.  Within information technology, Western Digital (WDC), a leading memory and hard disk drive company, was a primary driver of returns following improving industrywide pricing trends and significant progress on their technology transition and cost savings plans.  Gains in the financials sector were aided by Progressive Corp., which is gaining market share in the auto insurance sector while also generating better margins than competitors.  The primary drivers of weak performance in the consumer discretionary sector were Signet Jewelers and Ralph Lauren.  Both companies suffered from industrywide weakness in non-Internet retail sales which was compounded by company specific surprises.  In the case of Signet Jewelers, investors grew concerned about brand dilution following allegations of historical sexual harassment by senior male executives towards female sales associates and store managers.  We are closely monitoring this issue but don’t believe permanent damage has been done to the brand.  Signet’s current valuation implies the business will never grow earnings again and appears to more than compensate us for risks related to this issue.  Ralph Lauren’s stock price was hurt by the resignation of CEO, Stef Larsen.  We continue to believe the Ralph Lauren brand is stronger than current business fundamentals and have conviction that the company is following the right strategy.  We would expect a new CEO announcement later this year.

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While generating favorable absolute performance during this fiscal period, our investments in the healthcare sector were a drag on relative performance.  As noted below, we exited our position in Horizon Pharma and initiated a position in Perrigo.  This swap further high grades our healthcare holdings, and we continue to be excited by the long-term value we are finding in the sector.  The Fund continues to have no exposure to utilities or real estate investment trusts (REITs).  Many of these companies pay investors high dividend yields and are often viewed as fixed income equivalents. Over the next three to five years, investors may become less interested in utilities and REITs if interest rates on competing fixed income assets rise.

Fiscal Period Changes:

During the last six months ended March 31, 2017, we initiated 12 new investments, many of which were discussed in our 2016 year-end letter.  In the last three months, we initiated positions in Ally Financial (ALLY), Coach (COH), Hewlett Packard Enterprises (HPE), Plains GP Holdings (PAGP), and Perrigo (PRGO).  We also received shares in Abbott Labs (ABT) following the completion of their acquisition of St. Jude Medical (STJ), which was previously owned in the Fund.  Ally Financial is a leading auto lender valued at a significant discount to book value.  We believe Ally represents a compelling long-term investment since investors are already pricing in significant deterioration in Ally’s loan book and not giving the company credit for improvements in its funding mix and underwriting strategies.  As Ally’s book value grows, our expectation is the stock price will follow.  Coach is a leading designer and retailer of handbags and shoes which has significantly reduced its store base, streamlined its cost structure, and shifted its strategy to favor profitability over growth.  We believe investors are underappreciating the earnings power that will result from Coach’s turnaround strategy.  Hewlett Packard Enterprises represents an underpriced collection of midcap technology companies and, over the course of 2017, will spin out two of its major segments to shareholders in tax free distributions.  We believe substantial value will be released as the company streamlines its operations.  Plains GP Holdings represents an underappreciated collection of oil and gas pipelines.  The company’s pipes serve many of the lowest cost oil regions in the United States and these regions are positioned to gain share of domestic oil production even if oil prices don’t increase.  Aside from offering us an attractive dividend yield, we believe the company can significantly grow its dividends and market value over time while also benefiting from any potential long-term improvement in oil prices.  Perrigo is the global leader in over-the-counter (OTC) medications for cough, cold, flu and many other ailments.  The company grew too fast and made a number of bad deals over the last few years. We believe the new management team and significantly improved Board of Directors will right the ship and get Perrigo back on a sustainable earnings growth trajectory that warrants a much higher stock price.  At current valuations, Perrigo’s industry leading product portfolio appears underappreciated by the market.

During the last six months ended March 31, 2017, we exited nine investments, many of which were discussed in our 2016 year-end letter.  Recent sales include the Fund’s

POPLAR FOREST FUNDS

investments in Check Point Software Technologies (CHKP), Gildan Activewear (GIL), and Horizon Pharma (HZNP).  The sale of Check Point Software Technologies followed the realization of our price target whereas the sales of Gildan Activewear and Horizon Pharma reflected reduced conviction in these business’s long-term return potential relative to current prices.  The Fund continues to look quite different from the Russell Midcap® Index with notably higher allocations to the healthcare and energy sectors, notably lower allocations to the consumer staples sector, and no exposure to the real estate, utilities, and telecom sectors.  Our conviction in the portfolio combined with multiple new investment opportunities resulted in a cash balance of approximately 3% as of March 31, 2017.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise.  Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedules of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index includes 1,000 or fewer of the largest U.S. firms by market capitalization and represents about 90% of the U.S. market; if an issue disappears because of bankruptcy, merger or other corporate action, it is not replaced until the next index reconstitution. The index is reconstituted on a June 30th annual cycle.  The Russell 1000 Value Index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500 index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate Bond Index).  The Cornerstone Fund’s blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

POPLAR FOREST FUNDS

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in the CPI is used as a measure of inflation.

It is not possible to invest directly in an index.

Downside risk is the financial risk associated with losses. That is, it is the risk of the actual return being below the expected return, or the uncertainty about the magnitude of that difference.

Price/Book is the ratio of a firm’s closing stock price and its fiscal year end book value per share.

Price/Earnings (“P/E”) Ratio is the ratio of a firm’s closing stock price and its earnings per share.

Price/Sales ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Earnings Per Share is calculated by dividing a company’s net income by its outstanding common shares.  Earnings growth is the percentage increase in earnings per share from one year to the next.  Growth is not a measure of the Funds’ future performance.

Dividend yield is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Forward price/earnings is a measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

Margin is the difference between a product or service’s selling price and its cost of production or to the ratio between a company’s revenues and expenses.

Value investing is an investment strategy where stocks are selected that trade for less than their intrinsic values. Value investors actively seek stocks they believe the market has undervalued.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2017 (Unaudited)

POPLAR FOREST PARTNERS FUND

POPLAR FOREST OUTLIERS FUND

Percentages represent market value as a percentage of total investments.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2017 (Unaudited)

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/16 – 3/31/17).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.10% for Institutional Class shares of the Poplar Forest Outliers Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2017 (Unaudited), Continued

determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/16	3/31/17	10/1/16 – 3/31/17	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,106.00	$6.56	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29	1.25%

Institutional Class Shares
Actual	$1,000.00	$1,107.40	$5.25	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/16	3/31/17	10/1/16 – 3/31/17	Ratio*
Poplar Forest Outliers Fund

Institutional Class Shares
Actual	$1,000.00	$1,062.30	$5.66	1.10%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.45	$5.54	1.10%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/16	3/31/17	10/1/16 – 3/31/17	Ratio*
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$1,068.00	$5.93	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.20	$5.79	1.15%

Institutional Class Shares
Actual	$1,000.00	$1,069.00	$4.64	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares	COMMON STOCKS – 97.5%	Value

	Banks – 8.8%
1,350,000	Bank of America Corp.	$31,846,500
650,000	Citigroup, Inc.	38,883,000
		70,729,500

	Construction & Engineering – 3.9%
875,000	AECOM Technology Corp. (b)	31,141,250

	Consumer Finance – 2.0%
780,000	Ally Financial, Inc.	15,857,400

	Electronic Equipment,
	Instruments & Components – 3.7%
400,000	TE Connectivity Ltd. (a)	29,820,000

	Energy Equipment & Services – 5.1%
500,000	Baker Hughes, Inc.	29,910,000
1,650,000	Weatherford International plc (a) (b)	10,972,500
		40,882,500

	Health Care Equipment & Supplies – 4.9%
320,000	Zimmer Biomet Holdings, Inc.	39,075,200

	Health Care Providers & Services – 2.3%
60,000	Aetna Inc.	7,653,000
118,500	AmerisourceBergen Corp.	10,487,250
		18,140,250

	Insurance – 13.5%
525,000	American International Group, Inc.	32,775,750
590,000	Lincoln National Corp.	38,615,500
700,000	MetLife, Inc.	36,974,000
		108,365,250

	IT Services – 2.5%
115,000	International Business Machines Corp.	20,026,100

	Leisure Products – 2.7%
855,000	Mattel, Inc.	21,896,550

	Metals & Mining – 6.8%
1,380,000	Freeport-McMoRan Inc. (b)	18,436,800
450,000	Reliance Steel & Aluminum Co.	36,009,000
		54,445,800

	Oil, Gas & Consumable Fuels – 7.0%
650,000	Antero Resources Corp. (b)	14,826,500
250,000	Chevron Corp.	26,842,500

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares		Value

	Oil, Gas & Consumable Fuels – 7.0%, Continued
350,000	Devon Energy Corp.	$14,602,000
		56,271,000

	Personal Products – 1.6%
2,900,000	Avon Products, Inc. (b)	12,760,000

	Pharmaceuticals – 7.0%
820,000	Abbott Laboratories	36,416,200
230,000	Eli Lilly & Co.	19,345,300
		55,761,500

	Professional Services – 3.4%
250,000	Dun & Bradstreet Corp.	26,985,000

	Software – 3.2%
390,000	Microsoft Corp.	25,685,400

	Specialty Retail – 4.0%
467,500	Signet Jewelers Ltd. (a)	32,383,725

	Technology Hardware,
	Storage & Peripherals – 4.4%
1,500,000	Hewlett Packard Enterprise Co.	35,550,000

	Textiles, Apparel & Luxury Goods – 5.9%
590,000	Coach, Inc.	24,384,700
285,000	Ralph Lauren Corp.	23,261,700
		47,646,400

	Trading Companies & Distributors – 4.8%
377,500	MSC Industrial Direct Co., Inc. – Class A	38,791,900
	TOTAL COMMON STOCKS
	(Cost $624,001,491)	782,214,725

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Fund
7,538,645	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio, 0.58% (c)	7,538,645

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Principal
Amount		Value

	U.S. Treasury Bill
$2,000,000	0.687%, 5/18/17 (d)	$1,998,206
2,500,000	0.754%, 7/20/17 (d)	2,494,242
2,700,000	0.771%, 8/17/17 (d)	2,692,024
2,700,000	0.875%, 9/28/17 (d)	2,688,185
		9,872,657
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $17,413,498)	17,411,302
	Total Investments in Securities
	(Cost $641,414,989) – 99.6%	799,626,027
	Other Assets in Excess of Liabilities – 0.4%	2,922,492
	NET ASSETS – 100.0%	$802,548,519

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2017.
(d)	Rate shown is the discount rate at March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares	COMMON STOCKS – 95.4%	Value

	Banks – 4.3%
1,317	SVB Financial Group (b)	$245,081

	Communications Equipment – 4.4%
2,950	Motorola Solutions, Inc.	254,349

	Construction & Engineering – 2.9%
4,680	AECOM Technology Corp. (b)	166,561

	Consumer Finance – 3.5%
9,800	Ally Financial, Inc.	199,234

	Diversified Consumer Services – 3.0%
2,103	Strayer Education, Inc.	169,270

	Electronic Equipment,
	Instruments & Components – 3.6%
5,800	Keysight Technologies, Inc. (b)	209,612

	Energy Equipment & Services – 5.8%
1,910	Baker Hughes, Inc.	114,256
33,300	Weatherford International plc (a) (b)	221,445
		335,701

	Health Care Equipment & Supplies – 4.9%
2,327	Zimmer Biomet Holdings, Inc.	284,150

	Health Care Providers & Services – 8.6%
850	Aetna Inc.	108,417
3,132	AmerisourceBergen Corp.	277,182
540	Humana, Inc.	111,316
		496,915

	Insurance – 4.3%
1,965	Lincoln National Corp.	128,609
3,000	Progressive Corp.	117,540
		246,149

	Leisure Products – 3.1%
7,000	Mattel, Inc.	179,270

	Machinery – 6.7%
9,929	NN, Inc.	250,211
3,950	SPX FLOW, Inc. (b)	137,104
		387,315

	Metals & Mining – 5.2%
4,654	Freeport-McMoRan Inc. (b)	62,177

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares		Value

	Metals & Mining – 5.2%, Continued
2,979	Reliance Steel & Aluminum Co.	$238,380
		300,557

	Oil, Gas & Consumable Fuels – 8.3%
8,800	Antero Resources Corp. (b)	200,728
4,199	Devon Energy Corp.	175,182
1,700	EQT Corp.	103,870
		479,780

	Personal Products – 1.6%
21,400	Avon Products, Inc. (b)	94,160

	Pharmaceuticals – 3.5%
1,981	Abbott Laboratories	87,976
1,700	Perrigo Co PLC (a)	112,863
		200,839

	Professional Services – 5.3%
1,694	Dun & Bradstreet Corp.	182,851
1,480	Verisk Analytics, Inc. (b)	120,087
		302,938

	Specialty Retail – 7.1%
10,350	Party City Holdco, Inc. (b)	145,418
3,835	Signet Jewelers Ltd. (a)	265,650
		411,068

	Technology Hardware,
	Storage & Peripherals – 2.9%
2,800	Hewlett Packard Enterprise Co.	66,360
1,218	Western Digital Corp.	100,522
		166,882

	Textiles, Apparel & Luxury Goods – 5.4%
2,200	Coach, Inc.	90,926
2,725	Ralph Lauren Corp.	222,415
		313,341

	Trading Companies & Distributors – 1.0%
550	MSC Industrial Direct Co., Inc. – Class A	56,518
	TOTAL COMMON STOCKS
	(Cost $4,978,758)	5,499,690

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

	MLP INVESTMENTS AND
Shares	RELATED COMPANIES – 2.0%	Value

	Oil, Gas & Consumable Fuels – 2.0%
3,700	Plains GP Holdings LP	$115,662
	TOTAL MLP INVESTMENTS AND
	RELATED COMPANIES (Cost $120,801)	115,662

	MONEY MARKET FUNDS – 2.8%
161,871	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio, 0.58% (c)	161,871
	TOTAL MONEY MARKET FUNDS
	(Cost $161,871)	161,871
	Total Investments in Securities
	(Cost $5,261,430) – 100.2%	5,777,223
	Liabilities in Excess of Other Assets – (0.2)%	(10,656)
	NET ASSETS – 100.0%	$5,766,567

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited)

Shares	COMMON STOCKS – 65.1%	Value

	Banks – 5.3%
15,800	Bank of America Corp.	$372,722
13,300	Citigroup, Inc.	795,606
2,000	SVB Financial Group (b)	372,180
		1,540,508

	Beverages – 0.7%
1,900	PepsiCo, Inc.	212,534

	Communications Equipment – 2.3%
19,800	Cisco Systems, Inc.	669,240

	Construction & Engineering – 1.4%
11,900	AECOM Technology Corp. (b)	423,521

	Consumer Finance – 1.4%
19,800	Ally Financial, Inc.	402,534

	Electronic Equipment,
	Instruments & Components – 1.5%
5,900	TE Connectivity Ltd. (a)	439,845

	Energy Equipment & Services – 3.6%
12,400	Baker Hughes, Inc.	741,768
6,200	Halliburton Co.	305,102
		1,046,870

	Health Care Equipment & Supplies – 2.9%
7,000	Zimmer Biomet Holdings, Inc.	854,770

	Health Care Providers & Services – 2.6%
8,800	AmerisourceBergen Corp.	778,800

	Hotels, Restaurants & Leisure – 1.4%
7,400	Las Vegas Sands Corp.	422,318

	Insurance – 8.3%
12,400	American International Group, Inc.	774,132
13,500	Lincoln National Corp.	883,575
14,600	MetLife, Inc.	771,172
		2,428,879

	IT Services – 2.5%
4,200	International Business Machines Corp.	731,388

	Leisure Products – 1.6%
18,700	Mattel, Inc.	478,907

	Metals & Mining – 3.5%
31,000	Freeport-McMoRan Inc. (b)	414,160

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Shares		Value

	Metals & Mining – 3.5%, Continued
7,800	Reliance Steel & Aluminum Co.	$624,156
		1,038,316

	Oil, Gas & Consumable Fuels – 4.8%
8,500	Antero Resources Corp. (b)	193,885
5,300	Chevron Corp.	569,061
15,300	Devon Energy Corp.	638,316
		1,401,262

	Pharmaceuticals – 5.1%
18,200	Abbott Laboratories	808,262
5,300	Eli Lilly & Co.	445,783
3,600	Merck & Co., Inc.	228,744
		1,482,789

	Professional Services – 2.2%
6,000	Dun & Bradstreet Corp.	647,640

	Software – 1.9%
8,300	Microsoft Corp.	546,638

	Specialty Retail – 2.7%
11,300	Signet Jewelers Ltd. (a)	782,751

	Technology Hardware,
	Storage & Peripherals – 2.8%
34,200	Hewlett Packard Enterprise Co.	810,540

	Textiles, Apparel & Luxury Goods – 3.7%
17,500	Coach, Inc.	723,275
4,300	Ralph Lauren Corp.	350,966
		1,074,241

	Trading Companies & Distributors – 2.9%
8,200	MSC Industrial Direct Co., Inc. – Class A	842,632
	TOTAL COMMON STOCKS
	(Cost $16,147,093)	19,056,923

	MLP INVESTMENTS AND
	RELATED COMPANIES – 0.3%

	Oil, Gas & Consumable Fuels – 0.3%
3,100	Plains GP Holdings LP	96,906
	TOTAL MLP INVESTMENTS AND
	RELATED COMPANIES (Cost $97,763)	96,906

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Principal
Amount	CORPORATE BONDS – 12.2%	Value

	Depository Credit Intermediation – 4.1%
	Bank of America Corp.
$450,000	2.60%, 1/15/19	$454,883
	JPMorgan Chase Bank NA
725,000	6.00%, 10/1/17	740,243
		1,195,126

	Health Care Equipment & Supplies – 1.3%
	Becton Dickinson and Co.
400,000	1.80%, 12/15/17	400,367

	Oil, Gas & Consumable Fuels – 4.5%
	Devon Energy Corp.
525,000	4.00%, 7/15/21	542,286
	Marathon Oil Corp.
750,000	5.90%, 3/15/18	776,572
		1,318,858

	Semiconductors & Semiconductor Equipment – 1.2%
	Altera Corp.
350,000	1.75%, 5/15/17	350,142

	Technology Hardware,
	Storage & Peripherals – 1.1%
	EMC Corp.
320,000	1.875%, 6/1/18	317,015
	TOTAL CORPORATE BONDS
	(Cost $3,553,455)	3,581,508

	U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES – 13.5%

	U.S. Government Agencies
	FHLMC
410,000	0.75%, 4/26/19 (c)	409,890
500,000	1.15%, 9/30/21 (c)	492,890
		902,780

	U.S. Treasury Bond
	U.S. Treasury Bond TIPS
575,518	0.125%, 4/15/20	584,271
603,399	0.125%, 7/15/24	598,276
		1,182,547

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2017 (Unaudited), Continued

Principal
Amount/Shares		Value

	U.S. Treasury Note
	U.S. Treasury Note TIPS
$557,918	0.125%, 1/15/22	$562,547
	U.S. Treasury Floating Rate Note
600,000	0.424%, 7/31/18 (e)	601,092
700,000	0.676%, 1/31/19 (e)	700,643
		1,864,282
	TOTAL U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES (Cost $3,958,613)	3,949,609

	SHORT-TERM INVESTMENTS – 8.8%

	Money Market Fund
877,834	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio, 0.58% (f)	877,834

	U.S. Treasury Bill
$250,000	0.646%, 4/20/17 (d)	249,915
250,000	0.687%, 5/18/17 (d)	249,776
300,000	0.729%, 6/22/17 (d)	299,501
300,000	0.754%, 7/20/17 (d)	299,309
300,000	0.771%, 8/17/17 (d)	299,114
300,000	0.875%, 9/18/17 (d)	298,687
		1,696,302
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,574,473)	2,574,136
	Total Investments in Securities
	(Cost $26,331,397) – 99.9%	29,259,082
	Other Assets in Excess of Liabilities – 0.1%	27,919
	NET ASSETS – 100.0%	$29,287,001

FHLMC – Federal Home Loan Mortgage Corporation
TIPS – Treasury Inflation Protected Securities
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2017.
(d)	Rate shown is the discount rate at March 31, 2017.
(e)	Variable rate security. Rate shown reflects the rate in effect as of March 31, 2017.
(f)	Rate shown is the 7-day annualized yield at March 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

(This Page Intentionally Left Blank.)

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2017 (Unaudited)

ASSETS
Investments in securities, at value
  (identified cost $641,414,989, $5,261,430, and $26,331,397, respectively)
Receivables
Due from Adviser (Note 4)
Fund shares issued
Dividends and interest
Prepaid expenses
Total assets

LIABILITIES
Payables
Fund shares redeemed
Due to Adviser
12b-1 fees
Custody fees
Administration and fund accounting fees
Transfer agent fees and expenses
Audit fees
Chief Compliance Officer fee
Accrued expenses
Total liabilities
NET ASSETS

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value and redemption price per share

Maximum offering price per share (Net asset value per share divided by 95.00%)

Institutional Class Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value, offering and redemption price per share

COMPONENTS OF NET ASSETS
Paid-in capital
Accumulated net investment income
Accumulated net realized gain/(loss) from investments
Net unrealized appreciation on investments
Net assets

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2017 (Unaudited), Continued

Poplar Forest	Poplar Forest	Poplar Forest
Partners	Outliers	Cornerstone
Fund	Fund	Fund

$799,626,027	$5,777,223	$29,259,082

—	6,416	—
4,338,007	—	—
519,580	5,161	55,044
30,328	5,602	14,066
804,513,942	5,794,402	29,328,192

1,163,173	—	2,493
565,649	—	4,638
71,377	—	424
8,662	991	1,328
96,110	9,734	12,872
23,262	3,122	5,852
10,464	10,390	10,466
1,488	1,483	1,483
25,238	2,115	1,635
1,965,423	27,835	41,191
$802,548,519	$5,766,567	$29,287,001

$113,212,986	—	$786,329
2,234,121	—	29,751
$50.67	—	$26.43
$53.34	—	$27.82

$689,335,533	$5,766,567	$28,500,672
13,573,971	240,514	1,076,622
$50.78	$23.98	$26.47

$610,662,788	$5,312,506	$24,958,271
1,483,847	818	66,447
32,190,846	(62,550)	1,334,598
158,211,038	515,793	2,927,685
$802,548,519	$5,766,567	$29,287,001

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2017 (Unaudited)

	Poplar Forest	Poplar Forest	Poplar Forest
	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of withholding tax of $0,
$53 and $0, respectively)	$6,499,877	$28,463	$176,861
Interest	49,376	663	66,735
Total income	6,549,253	29,126	243,596
Expenses
Advisory fees (Note 4)	3,229,068	25,603	107,175
Administration and fund
accounting fees (Note 4)	259,869	30,797	43,886
Transfer agent fees and expenses (Note 4)	190,237	12,079	17,996
12b-1 fees – Class A shares (Note 5)*	164,480	145	691
Custody fees (Note 4)	34,849	2,413	2,968
Registration fees	18,648	3,805	10,505
Printing and mailing expense	15,131	719	975
Audit fees	10,481	10,388	10,463
Trustees fees	8,272	4,891	4,937
Insurance expense	6,184	875	997
Legal fees	5,788	3,487	4,096
Chief Compliance Officer fee (Note 4)	4,488	4,483	4,482
Interest expense (Note 7)	403	—	—
Miscellaneous	10,454	1,627	1,856
Total expenses	3,958,352	101,312	211,027
Less: Advisory fees waived
and expenses reimbursed
by Adviser (Note 4)	(69,180)	(73,004)	(89,765)
Net expenses	3,889,172	28,308	121,262
Net investment income	2,660,081	818	122,334
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	32,491,619	(135,530)	250,910
Net change in unrealized
appreciation on investments	33,181,501	390,260	1,355,793
Net realized and unrealized
gain on investments	65,673,120	254,730	1,606,703
Net Increase in Net Assets
Resulting from Operations	$68,333,201	$255,548	$1,729,037

*	Outliers Fund Class A shares converted to Outliers Fund Institutional Class shares on December 9, 2016. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Poplar Forest Partners Fund
	Six Months Ended
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,660,081	$5,536,228
Net realized gain from investments	32,491,619	17,586,808
Net change in unrealized appreciation on investments	33,181,501	84,658,382
Net increase in net assets resulting from operations	68,333,201	107,781,418
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(384,755)	(1,263,961)
Institutional Class Shares	(4,921,355)	(3,383,154)
From net realized gain on investments
Class A Shares	(1,496,411)	—
Institutional Class Shares	(8,862,135)	—
Total distributions to shareholders	(15,664,656)	(4,647,115)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	125,842,757	5,789,109
Total increase in net assets	178,511,302	108,923,412
NET ASSETS
Beginning of period	624,037,217	515,113,805
End of period	$802,548,519	$624,037,217
Accumulated net investment income	$1,483,847	$4,129,877

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	581,629	$29,285,474	880,761	$36,926,077
Shares issued on reinvestments
of distributions	32,386	1,660,129	26,043	1,071,644
Shares redeemed	(2,533,630)	(123,761,168)	(1,530,672)	(63,749,939)
Net decrease	(1,919,615)	$(92,815,565)	(623,868)	$(25,752,218)

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	5,769,323	$289,285,910	2,620,965	$110,123,227
Shares issued on reinvestments
of distributions	176,154	9,041,987	46,827	1,932,539
Shares redeemed	(1,561,387)	(79,669,575)	(1,946,727)	(80,514,439)
Net increase	4,384,090	$218,658,322	721,065	$31,541,327

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Outliers Fund
	Six Months Ended
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$818	$1,090
Net realized loss from investments	(135,530)	(470,365)
Net change in unrealized
appreciation/(depreciation) on investments	390,260	661,850
Net increase in net assets resulting from operations	255,548	192,575
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares*	—	(6,801)
Institutional Class Shares	(1,090)	(100,607)
Total distributions to shareholders	(1,090)	(107,408)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	1,092,786	(168,611)
Total increase/(decrease) in net assets	1,347,244	(83,444)
NET ASSETS
Beginning of period	4,419,323	4,502,767
End of period	$5,766,567	$4,419,323
Accumulated net investment income	$818	$1,090

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
Class A Shares*	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	—	$—	47,992	$1,035,151
Shares issued on reinvestments
of distributions	—	—	308	6,592
Shares converted
to Institutional Class	(12,936)	(316,085)	—	—
Shares redeemed	(1)	(10)	(48,393)	(956,374)
Net increase/(decrease)	(12,937)	$(316,095)	(93)	$85,369

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	65,986	$1,592,036	25,529	$560,922
Shares converted from Class A	12,875	316,085	—	—
Shares issued on reinvestments
of distributions	43	1,058	4,666	100,141
Shares redeemed	(21,223)	(500,298)	(42,038)	(915,043)
Net increase/(decrease)	57,681	$1,408,881	(11,843)	$(253,980)

*	Class A shares converted to Institutional Class shares on December 9, 2016. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Cornerstone Fund
	Six Months Ended
	March 31, 2017	Year Ended
	(Unaudited)	September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$122,334	$181,081
Net realized gain/(loss) from investments	250,910	(68,273)
Net change in unrealized appreciation on investments	1,355,793	2,301,302
Net increase in net assets resulting from operations	1,729,037	2,414,110
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,496)	(2,204)
Institutional Class Shares	(208,912)	(86,439)
From net realized gain on investments
Class A Shares	(12,365)	(14,256)
Institutional Class Shares	(743,591)	(423,165)
Total distributions to shareholders	(967,364)	(526,064)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,827,825	10,916,936
Total increase in net assets	6,589,498	12,804,982
NET ASSETS
Beginning of period	22,697,503	9,892,521
End of period	$29,287,001	$22,697,503
Accumulated net investment income	$66,447	$155,521

(a)	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	13,179	$350,985	356	$8,992
Shares issued on reinvestments
of distributions	564	14,861	698	16,041
Shares redeemed	(1)	(10)	(756)	(19,106)
Net increase	13,742	$365,836	298	$5,927

	Six Months Ended
	March 31, 2017		Year Ended
	(Unaudited)		September 30, 2016
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	235,534	$6,163,796	459,845	$10,957,062
Shares issued on reinvestments
of distributions	33,482	882,589	21,301	489,492
Shares redeemed	(59,939)	(1,584,396)	(24,118)	(535,545)
Net increase	209,077	$5,461,989	457,028	$10,911,009

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares
	Six Months
	Ended
	March 31,		Year Ended September 30,
	2017		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value,
beginning of period	$46.61		$38.76	$47.01	$40.68	$29.86	$24.27
Income from
investment operations:
Net investment income^	0.11		0.35	0.24	0.19	0.36	0.31
Net realized and unrealized
gain/(loss) on investments
and written options	4.84		7.77	(5.52)	8.17	10.91	5.51
Total from
investment operations	4.95		8.12	(5.28)	8.36	11.27	5.82
Less distributions:
From net investment income	(0.18)		(0.27)	(0.15)	(0.29)	(0.33)	(0.23)
From net realized
gain on investments	(0.71)		—	(2.82)	(1.74)	(0.12)	(0.00)#
Total distributions	(0.89)		(0.27)	(2.97)	(2.03)	(0.45)	(0.23)
Net asset value, end of period	$50.67		$46.61	$38.76	$47.01	$40.68	$29.86

Total return	10.60	%+	21.05%	-11.73%	21.22%	38.24%	24.14%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$113,213		$193,598	$185,183	$212,245	$105,366	$58,954
Ratio of expenses to
average net assets:
Before fee waiver	1.27	%++	1.29%	1.30%	1.39%	1.50%	1.58%
After fee waiver	1.25	%++	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	0.41	%++	0.78%	0.48%	0.28%	0.75%	0.77%
After fee waiver	0.43	%++	0.82%	0.53%	0.42%	1.00%	1.10%
Portfolio turnover rate	11.23	%+	29.63%	30.38%	23.10%	27.82%	29.19%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2017		2016	2015	2014	2013	2012
	(Unaudited)
Net asset value,
beginning of period	$46.84		$38.96	$47.22	$40.84	$29.96	$24.34
Income from
investment operations:
Net investment income^	0.19		0.45	0.35	0.30	0.44	0.38
Net realized and unrealized
gain/(loss) on investments
and written options	4.85		7.81	(5.54)	8.19	10.96	5.52
Total from
investment operations	5.04		8.26	(5.19)	8.49	11.40	5.90
Less distributions:
From net investment income	(0.39)		(0.38)	(0.25)	(0.37)	(0.40)	(0.28)
From net realized
gain on investments	(0.71)		—	(2.82)	(1.74)	(0.12)	(0.00)#
Total distributions	(1.10)		(0.38)	(3.07)	(2.11)	(0.52)	(0.28)
Net asset value, end of period	$50.78		$46.84	$38.96	$47.22	$40.84	$29.96

Total return	10.74	%+	21.35%	-11.50%	21.50%	38.62%	24.45%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$689,336		$430,439	$329,930	$329,149	$197,416	$123,911
Ratio of expenses to
average net assets:
Before fee waiver	1.02	%++	1.04%	1.05%	1.14%	1.25%	1.33%
After fee waiver	1.00	%++	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	0.76	%++	1.03%	0.74%	0.52%	0.98%	1.02%
After fee waiver	0.78	%++	1.07%	0.79%	0.66%	1.23%	1.35%
Portfolio turnover rate	11.23	%+	29.63%	30.38%	23.10%	27.82%	29.19%

^	Based on average shares outstanding.
#	Less than $0.01.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

				December 31,
	Six Months		Year	2014*
	Ended		Ended	through
	March 31,		September 30,	September 30,
	2017		2016	2015
	(Unaudited)
Net asset value, beginning of period	$22.58		$21.68	$25.00
Income from investment operations:
Net investment income/(loss)^	0.00#		0.01	(0.04)
Net realized and unrealized
gain/(loss) on investments	1.40		1.41	(3.28)
Total from investment operations	1.40		1.42	(3.32)
Less distributions:
From net investment income	(0.00	)#	—	—
From net realized gain on investments	—		(0.52)	—
Total distributions	(0.00)		(0.52)	—
Net asset value, end of period	$23.98		$22.58	$21.68

Total return	6.23	%+	6.68%	-13.28	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$5,767		$4,129	$4,221
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	4.05	%++†	4.69%	4.67	%++
After fee waiver and expense reimbursement	1.13	%++†	1.10%	1.10	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(2.89	%)++†	(3.56%)	(3.80	%)++
After fee waiver and expense reimbursement	0.03	%++†	0.03%	(0.23	%)++
Portfolio turnover rate	30.58	%+	57.17%	21.63	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.
†	Includes income and expenses of Class A shares which converted to Institutional Class shares on December 9, 2016.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

				December 31,
	Six Months		Year	2014*
	Ended		Ended	through
	March 31,		September 30,	September 30,
	2017		2016	2015
	(Unaudited)
Net asset value, beginning of period	$25.62		$23.17	$25.00
Income from investment operations:
Net investment income^	0.09		0.22	0.17
Net realized and unrealized
gain/(loss) on investments	1.65		3.28	(2.00)
Total from investment operations	1.74		3.50	(1.83)
Less distributions:
From net investment income	(0.16)		(0.14)	—
From net realized gain on investments	(0.77)		(0.91)	—
Total distributions	(0.93)		(1.05)	—
Net asset value, end of period	$26.43		$25.62	$23.17

Total return	6.80	%+	15.62%	-7.32	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$786		$410	$364
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	1.82	%++	2.29%	3.34	%++
After fee waiver and expense reimbursement	1.15	%++	1.15%	1.15	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	0.01	%++	(0.23%)	(1.27	%)++
After fee waiver and expense reimbursement	0.68	%++	0.91%	0.92	%++
Portfolio turnover rate	8.95	%+	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

				December 31,
	Six Months		Year	2014*
	Ended		Ended	through
	March 31,		September 30,	September 30,
	2017		2016	2015
	(Unaudited)
Net asset value, beginning of period	$25.69		$23.21	$25.00
Income from investment operations:
Net investment income^	0.12		0.28	0.21
Net realized and unrealized
gain/(loss) on investments	1.65		3.29	(2.00)
Total from investment operations	1.77		3.57	(1.79)
Less distributions:
From net investment income	(0.22)		(0.18)	—
From net realized gain on investments	(0.77)		(0.91)	—
Total distributions	(0.99)		(1.09)	—
Net asset value, end of period	$26.47		$25.69	$23.21

Total return	6.90	%+	15.95%	-7.16	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$28,501		$22,287	$9,529
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	1.57	%++	1.97%	3.14	%++
After fee waiver and expense reimbursement	0.90	%++	0.90%	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	0.25	%++	0.09%	(1.09	%)++
After fee waiver and expense reimbursement	0.92	%++	1.16%	1.15	%++
Portfolio turnover rate	8.95	%+	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited)

NOTE 1 –	ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”), the Poplar Forest Outliers Fund (“Outliers Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”) (each, a “Fund” and collectively, the “Funds ”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund and the Outliers Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund and the Cornerstone Fund currently offer Class A shares and Institutional Class shares while the Outliers Fund offers Institutional Class shares only.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Outlier Fund’s and the Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into each Fund included a transfer in-kind of securities and cash.  The transfers in-kind were nontaxable.  The Outliers Fund and the Cornerstone Fund issued 141,189 and 184,742 shares, respectively, on December 31, 2014.  The fair value and cost of securities received by the Outliers Fund was $3,238,689 and $2,497,054, respectively.  The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Outliers Fund received $291,037 of cash and the Cornerstone Fund received $1,591,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by each Fund were recorded at fair value.

Effective December 9, 2016, the Outliers Fund ceased offering its Class A shares.  The remaining Class A shares converted to Institutional Class shares at the close of business on December 9, 2016.

NOTE 2 –	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Partner Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2014-2016, or expected to be taken in the Fund’s 2017 tax returns.  Management has also analyzed the Outliers Fund’s and the Cornerstone Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2015-2016, or expected to be taken in the Funds’ 2017 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Derivatives:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

During the six months ended March 31, 2017, the Funds did not hold written options.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

NOTE 3 –	SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy.  Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2017:

Partners Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$101,926,675	$—	$—	$101,926,675
Consumer Staples	12,760,000	—	—	12,760,000
Energy	97,153,500	—	—	97,153,500
Financials	194,952,150	—	—	194,952,150
Health Care	112,976,950	—	—	112,976,950
Industrials	96,918,150	—	—	96,918,150
Information Technology	111,081,500	—	—	111,081,500
Materials	54,445,800	—	—	54,445,800
Total Common Stocks	782,214,725	—	—	782,214,725
Short-Term Investments	7,538,645	9,872,657	—	17,411,302
Total Assets	$789,753,370	$9,872,657	$—	$799,626,027

Outliers Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$1,072,949	$—	$—	$1,072,949
Consumer Staples	94,160	—	—	94,160
Energy	931,143	—	—	931,143
Financials	690,464	—	—	690,464
Health Care	981,904	—	—	981,904
Industrials	913,332	—	—	913,332
Information Technology	630,843	—	—	630,843
Materials	300,557	—	—	300,557
Total Common Stocks	5,615,352	—	—	5,615,352
Short-Term Investments	161,871	—	—	161,871
Total Assets	$5,777,223	$—	$—	$5,777,223

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$2,758,217	$—	$—	$2,758,217
Consumer Staples	212,534	—	—	212,534
Energy	2,545,038	—	—	2,545,038
Financials	4,371,921	—	—	4,371,921
Health Care	3,116,359	—	—	3,116,359
Industrials	1,913,793	—	—	1,913,793
Information Technology	3,197,651	—	—	3,197,651
Materials	1,038,316	—	—	1,038,316
Total Common Stocks	19,153,829	—	—	19,153,829
Fixed Income
Corporate Bonds	—	3,581,508	—	3,581,508
U.S. Government Agencies
and Instrumentalities	—	3,949,609	—	3,949,609
Total Fixed Income	—	7,531,117	—	7,531,117
Short-Term Investments	877,834	1,696,302	—	2,574,136
Total Assets	$20,031,663	$9,227,419	$—	$29,259,082

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at March 31, 2017, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the six months ended March 31, 2017.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2017, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  Effective March 3, 2017, for the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion.  Prior to March 3, 2017, for the Partners Fund, the fees were calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the Outliers Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2017, the Partners Fund, the Outliers Fund and the Cornerstone Fund incurred $3,229,068, $25,603 and $107,175, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Outliers Fund	N/A	1.10%
Cornerstone Fund	1.15%	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser may request recoupment of previously waived fees and paid expenses from each Fund for three years from the date they were waived or paid subject to the expense limitations.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six months ended March 31, 2017, the Adviser reduced its fees in the amount of $69,180, $73,004 and $89,765 in the Partners Fund, the Outliers Fund and the Cornerstone Fund, respectively.  No amounts were reimbursed to the Adviser.  The expense limitation will remain in effect through at least April 6, 2018, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2017	2018	2019	2020	Total
Partners Fund	$573,464	$294,913	$248,302	$69,180	$1,185,859
Outliers Fund	—	122,482	163,345	73,004	358,831
Cornerstone Fund	—	123,515	167,909	89,765	381,189

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the six months ended March 31, 2017, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration and Fund Accounting	$259,869	$30,797	$43,886
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	93,945	10,578	15,897
Custody	34,849	2,413	2,968
Chief Compliance Officer	4,488	4,483	4,482

At March 31, 2017, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration	$96,110	$9,734	$12,872
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	21,028	2,551	5,242
Custody	8,662	991	1,328
Chief Compliance Officer	1,488	1,483	1,483

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

NOTE 5 –	DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended March 31, 2017, the Class A shares of the Partners Fund, the Outliers Fund and the Cornerstone Fund paid the Distributor $164,480, $145 and $691, respectively.

NOTE 6 –	PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$208,124,652	—	$80,367,918
Outliers Fund	—	2,943,957	—	1,454,841
Cornerstone Fund	$955,052	5,720,667	—	2,124,605

NOTE 7 –	LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $35,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2017, the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $269, a weighted average interest rate of 3.75%, paid interest expense of $5 and had a maximum amount outstanding of $49,000. At March 31, 2017, the Partners Fund had no outstanding loan amounts.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

NOTE 8 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2017 and the year ended September 30, 2016 was as follows:

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Partners Fund
Ordinary income	$5,306,110	$4,647,115
Long-term capital gains	10,358,546	—

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Outliers Fund
Ordinary income	$1,090	$—
Long-term capital gains	—	107,408

	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
Cornerstone Fund
Ordinary income	$230,190	$88,643
Long-term capital gains	737,174	437,421

As of September 30, 2016, the Funds’ most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Cost of Investments (a)	$501,703,671	$4,028,046	$20,372,279
Gross unrealized appreciation	135,462,369	961,225	4,299,315
Gross unrealized depreciation	(10,733,512)	(503,008)	(1,548,468)
Net unrealized appreciation	124,728,857	458,217	2,750,847
Undistributed ordinary income	4,129,876	1,090	174,294
Undistributed long-term capital gains	10,358,453	—	641,916
Total distributable earnings	14,488,329	1,090	816,210
Other accumulated gains/(losses)	—	(259,704)	—
Total accumulated earnings/(losses)	$139,217,186	$199,603	$3,567,057

(a)
The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

At September 30, 2016, the Outliers Fund had a long-term and short-term capital loss carryforward of $51,528 and $208,176, respectively, which can be carried forward indefinitely.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

NOTE 9 –	REPORT OF THE TRUST’S AND POPLAR FOREST PARTNERS FUND’S SPECIAL SHAREHOLDER MEETINGS

A Special Meeting of Shareholders took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.	Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.	Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

In addition, a separate Special Meeting of Shareholders of the Poplar Forest Partners Fund (the “Fund”) took place on March 3, 2017, to approve an amended Investment Advisory Agreement between Poplar Forest Capital, LLC and the Trust, on behalf of the Fund (the “Proposal”).

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2017 (Unaudited), Continued

All Fund shareholders of record at the close of business on January 9, 2017 were entitled to vote.  As of the record date, the Fund had 15,482,241 shares outstanding.  The results of the voting were as follows:

	% For	% For of		% Against	% Against of
For	Voted	Outstanding	Against	Voted	Outstanding
7,333,009	82.09%	47.36%	138,630	1.55%	0.90%

				% Broker	% Broker
	% Abstain	% Abstain of	Broker	Non-Votes	Non-Votes of
Abstain	Voted	Outstanding	Non-Votes	Voted	Outstanding
39,254	0.44%	0.25%	1,421,850	15.92%	9.18%

Accordingly, the Proposal was approved.

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2017 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Poplar Forest Partners Fund

At a meeting held on December 7-8, 2016, the full Board of Trustees (which is comprised of five persons, four of whom are Independent Trustees as defined under the 1940 Act) considered that the Amended Investment Advisory Agreement is identical to the Prior Investment Advisory Agreement except for the fee level at the last breakpoint in the Fund’s advisory fee schedule and the terms of the Adviser’s ability to recoup previously waived advisory fees and paid Fund expenses, and concluded that the terms and conditions of the Amended Investment Advisory Agreement are fair to the Fund and its shareholders.  In considering the Adviser’s proposal to adjust the fee schedule for the Fund by incrementally increasing the fee by 0.10% for Fund assets in excess of $1 billion, the Board took into account, in addition to the considerations discussed below, the fact that the change would have no impact on the current level of the advisory fee, the fact that the Adviser has agreed to maintain the expense limitation agreement at current levels through at least January 27, 2018, and the fact of the Adviser’s representations, and its own experiences, that since the launch of the Fund in 2009, the regulatory and compliance burden and costs on the Adviser in managing and supporting the Fund have increased.  In so concluding, the Board took into account a number of factors, including the Adviser’s representations that there will be no change in the services provided by the Adviser to the Fund; there will be no change in the day-to-day management responsibilities of the Fund’s portfolio management team or to the employees of the Adviser who determine the Fund’s overall investment strategies, portfolio allocations and risk parameters; and there is no expected change in the day-to-day business operations of the Adviser.  The Board noted that Mr. J. Dale Harvey is the portfolio manager responsible for the day-to-day management of the Fund and has managed the Fund since inception.

The Board also took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the Amended Investment Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and disaster recovery/business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

essential to performing its duties under the Amended Investment Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2016, on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, was above its peer group median for all relevant periods, other than the one-year period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund, noting that the Fund underperformed the similarly managed composite for all relevant periods, and reviewed the performance of the Fund against a broad-based securities market benchmark.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Amended Investment Advisory Agreement.  In considering the advisory fees and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of 1.25% and 1.00% of average daily net assets of the Fund’s Class A shares and Institutional Class shares, respectively, through at least January 27, 2018 (the “Expense Caps”).  The Board also considered that the Adviser has the ability to request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived and paid, subject to the Expense Caps.

The Board noted that the Fund’s expense ratio after waiver was below the peer group median and peer group average for the Institutional Class and above the peer group

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

median and peer group average for Class A.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and peer group average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly above the peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable, particularly in light of the Fund’s long-term performance versus its comparative peer group.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that the Adviser had shared economies of scale on the Fund through breakpoints on the advisory fee.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, such as Rule 12b-1 fees received from the Fund.  The Board also considered that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Amended Investment Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Amended Investment Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Amended Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

Poplar Forest Outliers Fund
Poplar Forest Cornerstone Fund

At a meeting held on December 7-8, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) for another annual term for the Poplar Forest Outliers Fund (the “Outliers Fund”), and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund,” and together, the “Funds”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

term and long-term performance of each Fund as of June 30, 2016 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and an appropriate securities benchmark.  The Board noted that both Funds were relatively new, with less than two years of performance history. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  In considering each Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Outliers Fund:  The Board noted that the Outliers Fund’s performance, with regard to the Lipper comparative universe, was below the peer group median for the one-year and since inception (December 31, 2014) periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median for the same periods.

The Board also considered that the Fund outperformed the Adviser’s similarly managed accounts for these periods.  The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

Cornerstone Fund:  The Board noted that the Cornerstone Fund’s performance, with regard to the Lipper comparative universe, was above the peer group median for the one-year and since inception (December 31, 2014) periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for these same periods.

The Board also considered that the Adviser does not manage any other accounts similarly to the Fund. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients.

Outliers Fund:  The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.10% for the Institutional Class shares (the “Expense Cap”).  The Board noted that the Fund’s Class A shares would be converting into Institutional Class shares prior to year end, which carried a lower expense ratio.  The Board noted that the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  The Board also noted that the contractual advisory fee was significantly above the peer group median and average; however, the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fee from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board considered that the advisory fee of the Outliers Fund was in line with the fee charged by the Adviser to a similarly managed institutional account.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Cornerstone Fund:  The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.15% for the Class A shares and 0.90% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the peer group median and below the peer group average, and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Class A shares was below the peer group median and average, and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  The Board also noted that the contractual advisory fee was significantly above the peer group median and average, and significantly above the peer group median and average of funds with smaller asset sizes. However, the Board also considered that after advisory

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received no advisory fees from the Fund during the most recent fiscal period.  The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that the Cornerstone and Outliers Funds were structured with breakpoints on their advisory fees.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds.  The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Outliers Fund and the Cornerstone Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date 6/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date 6/6/17

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 6/6/17

* Print the name and title of each signing officer under his or her signature